UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GRAHAM CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on August 11, 2020.

GRAHAM CORPORATION

GRAHAM CORPORATION

20 FLORENCE AVENUE

BATAVIA, NY 14020

Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 19, 2020
Date: August 11, 2020 Time: 11:00 A.M. EDT
Location:	Graham Corporation
20 Florence Avenue
Batavia, New York 14020

At this time, we intend to hold our annual meeting on August 11, 2020. However, we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state and local governments may impose as it relates to the ongoing COVID-19 pandemic. In the event we determine not to hold the annual meeting as originally scheduled, we will announce alternative arrangements as promptly as practicable. If we take this step, we will announce the decision to do so in advance via a press release, which will be filed with the Securities and Exchange Commission. As always, we encourage you to vote your shares before the meeting.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT/FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of current and/or future proxy materials, including a proxy card, you must request them. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 28, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. To obtain directions to attend the 2020 Annual Meeting of Stockholders, please contact our Corporate Secretary at the following address: Graham Corporation, 20 Florence Avenue, Batavia, New York 14020. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote “FOR” the following:

1.	Election of Directors

Nominees:

01) James J. Barber
02) Gerard T. Mazurkiewicz

The Board of Directors recommends you vote “FOR” proposals 2, 3, and 4:

2.	To approve, on an advisory basis, the compensation of our named executive officers.

3.	To approve the 2020 Graham Corporation Equity Incentive Plan.

4.	To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2021.

NOTE: In their discretion, and in accordance with applicable law, the named proxies may vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.